Exhibit 32.1

Written Statement of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350

Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Chief Executive Officer of LM Funding America, Inc. (the “Company”), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2018 as filed with the Securities and Exchange Commission on November 14, 2018 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce Rodgers
Bruce Rodgers
CEO and Chief Executive Officer
(Principal Executive Officer) November 14, 2018

A signed original of this document has been provided to LM Funding America, Inc. and will be retained by LM Funding America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Written Statement of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350

Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Chief Executive Officer of LM Funding America, Inc. (the “Company”), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2018 as filed with the Securities and Exchange Commission on November 14, 2018 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Russell
Richard Russell
Chief Financial Officer
(Principal Financial and Accounting Officer) November 14, 2018

A signed original of this document has been provided to LM Funding America, Inc. and will be retained by LM Funding America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.